UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

A copy of the NuPathe Inc. Corporate Presentation dated November 13, 2012 is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

99.1	NuPathe Inc. Corporate Presentation dated November 13, 2012

*              *              *              *              *

The information contained in Item 7.01, Item 9.01 and Exhibit 99.1 of this Form 8-K are being “furnished” to the Securities and Exchange Commission.  Neither the information contained in Item 7.01, nor Item 9.01, nor Exhibit 99.1 shall be incorporated by reference into any filings of NuPathe Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934 (regardless of any general incorporation language in such filing) unless expressly incorporated into such filing by specific reference to the “furnished” information contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

	By:	/s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer

Dated: November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	NuPathe Inc. Corporate Presentation November 13, 2012